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                [AIRCRAFT INFORMATION SERVICES, INC. LETTERHEAD]


19 May 1999

Continental Airlines
2929 Allen Parkway
Houston, TX 77019

Subject:  AISI Report No.: A9S011BVO
          AISI Sight Unseen New Aircraft Base Value Appraisal, Four B737-700, Fifteen B737-800, Two B757-200Etop and Three B777-200ER Aircraft.
Reference:     (a) Credit Suisse First Boston faxes 27/29 April and 6/19 May
1999

Dear Gentlemen:

Aircraft Information Services, Inc. (AISI) is pleased to offer Continental Airlines our opinion of the sight unseen base market value of various new aircraft scheduled to be delivered from the manufacturer to Continental Airlines between July 1999 and December 1999 as listed and defined in Table I.

1.  METHODOLOGY AND DEFINITIONS

The method used by AISI in its valuation of the Aircraft was based both on a review of information and Aircraft specifications supplied by the client and also on a review of present and past market conditions, various expert opinions (such as aircraft brokers and financiers) and information contained in AISI's databases that help determine aircraft availability and price data and thus arrive at the appraised base values for the new aircraft to be delivered to Continental Airlines.

The standard terms of reference for commercial aircraft value are 'half-life base market value' and 'half-life current market value' of an 'average' aircraft. Base value is a theoretical value that assumes a balanced market while current market value is the value in the real market; both assume a hypothetical average aircraft condition. AISI value definitions are consistent with the current definitions of the International Society of Transport Aircraft Trading (ISTAT). AISI is a member of that organization and employs an ISTAT Certified and Senior Certified Aircraft Appraiser.

    HEADQUARTERS,  26072 MERIT CIRCLE,  SUITE 123,  LAGUNA HILLS, CA  92653
         TEL: 949-582-8888  FAX: 949-582-8887  E-MAIL: AISINews@aol.com
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                                                                     [AISI LOGO]

19 May 1999
AISI File No. A9S011BVO
Page -2-

AISI defines a 'base value' as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance. Base values are typically given for aircraft in 'new' condition, 'average half-life' condition, or in a specifically described condition unique to a single aircraft at a specific time. An 'average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. 'Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval. It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a 'current market value', which is synonymous with the older term "fair market value" as that value which reflects the real market conditions, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.

2. VALUATION

Following is AISI's opinion of the base market value for the subject aircraft on their respective scheduled delivery dates in current US dollars. Valuations are presented in Table I subject to the assumptions, definitions and disclaimers herein.
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                                                                     [AISI LOGO]

19 May 1999
AISI File No. A9S011BVO
Page -3-

Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.

Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.

/s/ JOHN D. MCNICOL

John D. McNicol
Vice President
Appraisals & Forecasts
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                                                                     [AISI LOGO]

                  Continental Airlines - AISI File # A9S011BVO
                                   19-May-99

                                    TABLE I

-------------------------------------------------------------------------------------------------------------
       Scheduled                                       Expected
    Manufacturer's          Aircraft Serial          Registration          New Delivery Base Value Current
     Delivery Date              Number                  Number                        USDollars
-------------------------------------------------------------------------------------------------------------
                               B737-700, CFM56-7B24 ENGINES, 153,000LB MTOW
-------------------------------------------------------------------------------------------------------------
                 Jul-99          28945                  N24729                       $40,200,000
-------------------------------------------------------------------------------------------------------------
                 Aug-99          28948                  N16732                       $40,260,000
-------------------------------------------------------------------------------------------------------------
                 Sep-99          28800                  N14735                       $40,330,000
-------------------------------------------------------------------------------------------------------------
                 Sep-99          28803                  N24736                       $40,330,000
-------------------------------------------------------------------------------------------------------------
                               B737-800, CFM56-7B26 ENGINES, 172,500LB MTOW
-------------------------------------------------------------------------------------------------------------
                 Sep-99          28801                  N35236                       $49,330,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28804                  N12238                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28951                  N27239                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28953                  N14240                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28952                  N54241                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28805                  N14242                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          28806                  N18243                       $49,410,000
-------------------------------------------------------------------------------------------------------------
                 Nov-99          28954                  N17244                       $49,490,000
-------------------------------------------------------------------------------------------------------------
                 Nov-99          28955                  N17245                       $49,490,000
-------------------------------------------------------------------------------------------------------------
                 Nov-99          28956                  N27246                       $49,490,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          28807                  N36247                       $49,570,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          28808                  N13248                       $49,570,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          28809                  N14249                       $49,570,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          28957                  N14250                       $49,570,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          28958                  N25201                       $49,570,000
-------------------------------------------------------------------------------------------------------------
                               B757-200ETOP, RB211-535E4 ENGINES, 255,000LB MTOW
-------------------------------------------------------------------------------------------------------------
                 Nov-99          30229                  N34137                       $61,510,000
-------------------------------------------------------------------------------------------------------------
                 Dec-99          30351                  N13138                       $61,610,000
-------------------------------------------------------------------------------------------------------------
                                  B777-200ER, GE90B ENGINES, 648,000LB MTOW
-------------------------------------------------------------------------------------------------------------
                 Aug-99          29860                  N77012                      $135,160,000
-------------------------------------------------------------------------------------------------------------
                 Sep-99          29861                  N78013                      $135,380,000
-------------------------------------------------------------------------------------------------------------
                 Oct-99          29862                  N77014                      $135,600,000
-------------------------------------------------------------------------------------------------------------